Exhibit 10.6
EXECUTION COPY
AMENDMENT NO. 3
Dated as of August 9, 2011
to
FIFTH AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of November 17, 2009
     THIS AMENDMENT NO. 3 (this “Amendment”) dated as of August 9, 2011 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).
PRELIMINARY STATEMENTS
          A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Fifth Amended and Restated Transfer and Administration Agreement dated as of November 17, 2009 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.
          B. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments to TAA. As of the Effective Date (as defined below), subject to the conditions precedent set forth in Section 2 of this Amendment, the TAA is hereby amended as follows:
          1.1 Extension. The definition of “Commitment Termination Date” in Section 1.1 of the TAA is hereby amended to change the date set forth therein from “September 27, 2011” to “July 31, 2014”.
          1.2 Facility Limit. The definition of “Facility Limit” in Section 1.1 of the TAA is hereby amended to change the dollar amount set forth therein from “$700,000,000” to “$800,000,000”.
          1.3 Allocations. Schedule II (Commitments of Bank Investors) of the TAA is amended and restated in its entirety to be in the form of Exhibit I hereto.

          1.4 Agreed Upon Procedures Report. Section 6.2(c) of the TAA is hereby amended to change the date set forth therein from “September 30” to “June 30”.
          1.5 Certain Termination Events. Section 7.1 of the TAA is hereby amended to delete clauses (k) and (l) thereof in their entirety and to substitute the following new clauses therefor:
     (k) (i) any Liquidity Provider or Credit Support Provider shall have given notice that an event of default has occurred and is continuing under any of its respective agreements with a Conduit Investor in any Related Group and (ii) Investors then holding not less than 66-2/3% of the aggregate Commitments in respect of the unaffected Related Groups shall elect to declare such event a “Termination Event”; or
     (l) (i) the Commercial Paper issued by a Conduit Investor in any Related Group or its Related Issuer shall not be rated at least “A-2” by Standard & Poor’s or at least “P-2” by Moody’s or (if rated by Fitch) at least F2 by Fitch, unless any rating of such Commercial Paper shall be lower than such level solely as a result of the correspondingly lower rating of the Credit Support Provider for such Conduit Investor and (ii) Investors holding not less than 66-2/3% of the aggregate Commitments in respect of the unaffected Related Groups shall elect to declare such event a “Termination Event”; or
          1.6 Additional Amendments.
          (a) Section 1.1 of the TAA is further amended to delete the definitions therein of “Agent Fee Letter”, “Investor Fee Letter” and “Related Group” and to substitute the following new definitions therefor:
          “Agent Fee Letter” means the Second Amended and Restated Agent Fee Letter dated August 9, 2011 between the Transferor and the Agent relating to certain fees payable by the Transferor to the Agent hereunder, as amended, restated, supplemented or otherwise modified from time to time.
          “Investor Fee Letter” means the Seventh Amended and Restated Investor Fee Letter dated August 9, 2011 among the Transferor and the Administrative Agents relating to certain fees payable by the Transferor to the Administrative Agents, for the account of the Investors in their respective Related Groups, as amended, restated, supplemented or otherwise modified from time to time.
          “Related Group” means any of the following groups: (i) Compass, as a Conduit Investor, and WestLB, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns, (ii) Liberty Street, as a Conduit Investor, and Scotiabank, as a Bank Investor and as Administrative Agent, together with their respective successors and permitted assigns, (iii) Salisbury, as a

Conduit Investor and a Bank Investor, and Barclays as an Administrative Agent, together with their respective successors and permitted assigns, (iv) Atlantic Securitization, as a Conduit Investor, and Credit Agricole, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns and (vi) Old Line, as a Conduit Investor, and RBC, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns.
          (b) Each of the following Schedules and Exhibits to the TAA is amended and restated in its entirety in the respective form identified below:
     (i) Schedule I (Notice Addresses of Bank Investors), to be in the form of Exhibit II hereto;
     (ii) Exhibit H (List of Actions and Suits), to be in the form of Exhibit III hereto;
     (iii) Exhibit Q (List of Transferring Affiliates), to be in the form of Exhibit IV hereto.
          SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of August 9, 2011 (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:
          (a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;
          (b) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit V attached hereto, duly executed by each of FMCAG and FMCH;
          (c) confirmation that all fees due and payable on or before the Effective Date have been paid in full;
          (d) to the extent requested by any Conduit Investor, such Conduit Investor shall have received confirmation from each Rating Agency rating the Commercial Paper of such Conduit Investor or its Related CP Issuer that the execution and delivery of this Amendment and the transactions contemplated hereby will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by such Conduit Investor or its Related CP Issuer; and
          (e) a report by a firm of independent public accountants approved by each Administrative Agent prepared in accordance with the procedures set forth in Exhibit T to the TAA and dated a date not earlier than thirty (30) days prior to the date hereof; and
          (f) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

          SECTION 3. Covenants, Representations and Warranties of the Transferor and the Collection Agent.
          3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
          3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.
          SECTION 4. Reference to and Effect on the TAA.
          4.1 Unless otherwise indicated, all references in this Amendment to a specific “Section”, “Schedule”, “Exhibit” and other subdivision are to such Section, Schedule, Exhibit or other subdivision of the TAA.
          4.2 Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
          4.3 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          4.4 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
          SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By: Name:	/s/ Mark Fawcett Mark Fawcett
Title:	Vice President & Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By: Name:	/s/ Mark Fawcett Mark Fawcett
Title:	Vice President & Treasurer
Signature Page
Amendment No. 3 to Fifth Amended and Restated
Transfer and Administration Agreement

WESTLB AG, NEW YORK BRANCH, as Agent, an
Administrative Agent and as a Bank Investor

By: Name:	/s/ Matthew F. Tallo Matthew F. Tallo
Title:	Executive Director

By: Name:	/s/ Vesselina Koleva Vesselina Koleva
Title:	Director

COMPASS US ACQUISITION LLC,
as a Conduit Investor

By: Name:	/s/ Doris J. Hearn Doris J. Hearn
Title:	Vice President
Signature Page
Amendment No. 3 to Fifth Amended and Restated
Transfer and Administration Agreement

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By: Name: Title:	/s/ John Frazell John Frazell Director

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By: Name:	/s/ Jill A. Russo Jill A. Russo
Title:	Vice President
Signature Page
Amendment No. 3 to Fifth Amended and Restated
Transfer and Administration Agreement

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, NEW YORK (f/k/a Calyon
New York Branch), as an Administrative Agent
and as a Bank Investor

By: Name:	/s/ Sam Pilcer Sam Pilcer
Title:	Managing Director

By: Name:	/s/ Konstantina Kourmpetis Konstantina Kourmpetis
Title:	Managing Director
ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Investor
By: Credit Agricole Corporate and Investment Bank,
New York (f/k/a Calyon New York Branch), its
Attorney-in-Fact

By: Name:	/s/ Sam Pilcer Sam Pilcer
Title:	Managing Director

By: Name:	/s/ Konstantina Kourmpetis Konstantina Kourmpetis
Title:	Managing Director
Signature Page
Amendment No. 3 to Fifth Amended and Restated
Transfer and Administration Agreement

BARCLAYS BANK PLC, as an Administrative Agent

By: Name: Title:	/s/ Jamie Pratt Jamie Pratt Director

SALISBURY RECEIVABLES COMPANY, LLC,
as a Conduit Investor and a Bank Investor

By: Name:	/s/ John McCarthy John McCarthy
Title:	Vice President
Signature Page
Amendment No. 3 to Fifth Amended and Restated
Transfer and Administration Agreement

ROYAL BANK OF CANADA, as an
Administrative Agent and as a Bank Investor

By: Name:	/s/ Janine D. Marsini Janine D. Marsini
Title:	Authorized Signatory

By: Name:	/s/ Edward V. Westerman Edward V. Westerman
Title:	Authorized Signatory

OLD LINE FUNDING, LLC,
as a Conduit Investor

By: Name:	/s/ Janine D. Marsini Janine D. Marsini
Title:	Authorized Signatory
Signature Page
Amendment No. 3 to Fifth Amended and Restated
Transfer and Administration Agreement

EXHIBIT I
Amended and Restated
Schedule II to the
Fifth Amended and Restated
Transfer and Administration Agreement
COMMITMENTS OF BANK INVESTORS
AND
RELATED GROUP LIMITS
COMMITMENTS OF BANK INVESTORS

Bank Investor	Commitment
WestLB AG, New York Branch	$189,600,000.00
The Bank of Nova Scotia	$164,000,000.00
Credit Agricole Corporate and Investment Bank, New York	$164,000,000.00
Salisbury Receivables Company, LLC	$141,200,000.00
Royal Bank of Canada	$141,200,000.00
TOTAL	$800,000,000.00
RELATED GROUP LIMITS

Conduit Investor	Related Group Limit
Compass US Acquisition LLC	$189,600,000.00
Liberty Street Funding LLC	$164,000,000.00
Atlantic Asset Securitization LLC	$164,000,000.00
Salisbury Receivables Company, LLC	$141,200,000.00
Old Line Funding, LLC	$141,200,000.00
TOTAL	$800,000,000.00

EXHIBIT II
Amended and Restated
Schedule I to the
Fifth Amended and Restated
Transfer and Administration Agreement
NOTICE ADDRESSES OF BANK INVESTORS
WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: Asset Securitization Group
Telephone: (212) 852-6000
Telecopy: (212) 597-1423
With a copy to:
WESTLB AG, NEW YORK BRANCH
7 World Trade Center
250 Greenwich Street
New York, NY 10007
Attention: CMO Group
Telephone: (212) 597-1315
Fax: (212) 597-5459
Group Email: NYC_LPC@WestLB.com
THE BANK OF NOVA SCOTIA
Scotia Capital
711 Louisiana, Suite 1400
Houston, Texas 77002
Attention: John Frazell
Tel: 713-759-3426
Fax: 713-752-2425
Main: 713-759-0900
E-mail: john_frazell@scotiacapital.com
with a copy to:
The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Darren Ward

Tel: 212/225-5264
Fax: 212/225-5274
E-mail: darren_ward@scotiacapital.com
and
The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Vilma Pindling
Tel: 212/225-5410
Fax: 212/225-6465
E-mail: vilma_pidling@scotiacapital.com
SALISBURY RECEIVABLES COMPANY, LLC
c/o Barclays Capital
745 7th Avenue, 16 Floor
New York, NY, 10019
Attention: Mary Logan, Director, US Asset Securitization Group
Tel: 212/412-3266
E-mail: mary.logan@barcap.com
Notices of Incremental Transfers, notices or reductions to the Net Investment and monthly Investor Reports should be sent to asgoperations@barclayscapital.com and asgreports@barclayscapital.com
ROYAL BANK OF CANADA
1 Liberty Plaza, 5th Floor
New York, New York 10006
Attention: Tony Cowart
Tel: 212-428-6291
Fax: 212-428-2304
E-mail: conduit.funding@rbccm.com
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK
1301 Avenue of the Americas
New York, New York 10019
Attention: Roman Burt
Telephone: (212) 261-3996
Fax: (917) 849-5584
E-mail: roman.burt@ca-cib.com
with a copy to:
Credit Agricole Corporate and Investment Bank, New York
1301 Avenue of the Americas

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New York, New York 10019
Attention: Bill Wood
Telephone: (212) 261-7808
Fax: (917) 849-5584
E-mail: bill.wood@ca-cib.com

2

EXHIBIT III
Amended and Restated
Exhibit H to the
Fifth Amended and Restated
Transfer and Administration Agreement
LIST OF ACTIONS AND SUITS
Such actions and suits as are identified in the “Legal Proceedings” section of the most recent annual report as of the date hereof on Form 20-F or report on Form 6-K for the quarter most recently ended prior to the date hereof, as applicable, filed by Fresenius Medical Care AG & Co. KGaA with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, which sections are hereby incorporated by reference as if fully set forth herein.
Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

EXHIBIT IV
Amended and Restated
Exhibit Q to the
Fifth Amended and Restated
Transfer and Administration Agreement
LIST OF TRANSFERRING AFFILIATES
APHERESIS CARE GROUP, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.

BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
BREVARD COUNTY DIALYSIS, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CONEJO VALLEY DIALYSIS, INC.
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.

2

DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF MARIETTA, LTD.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP.
EVEREST HEALTHCARE TEXAS, L.P.
FMS DELAWARE DIALYSIS, LLC
FMS PHILADELPHIA DIALYSIS, LLC
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)
FRESENIUS HEALTH PARTNERS, INC. (F/K/A FRESENIUS MEDICAL CARE HEALTH PLAN, INC.)
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE HARSTON HALL, LLC
FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
FRESENIUS MEDICAL CARE HOLDINGS, INC.
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
FRESENIUS MEDICAL CARE OF MONTANA, LLC
FRESENIUS MEDICAL CARE — OSUIM KIDNEY CENTERS, LLC
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.
FRESENIUS MEDICAL CARE PSO, LLC
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS MEDICAL CARE — SOUTH TEXAS KIDNEY, LLC
FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
FRESENIUS MEDICAL CARE VENTURES, LLC
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.
FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC

2

FRESENIUS USA MANUFACTURING, INC.
FRESENIUS USA MAKETING, INC.
FRESENIUS USA, INC
FRESENIUS VASCULAR CARE, INC. (F/K/A NATIONAL VASCULAR CARE, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO-STAT, INC.
HEALTH IT SERVICES GROUP, LLC
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
INLAND NORTHWEST RENAL CARE GROUP, LLC
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
METRO DIALYSIS CENTER — NORMANDY, INC.
METRO DIALYSIS CENTER — NORTH, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEPHROMED LLC
NEW YORK DIALYSIS SERVICES, INC.
NMC SERVICES, INC.
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF NEVADA, INC.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NORCROSS DIALYSIS CENTER, LLC

2

NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
PHYSICIANS DIALYSIS COMPANY, INC.
QUALICENTERS, INC.
QUALICENTERS ALBANY, LTD.
QUALICENTERS BEND, LLC
QUALICENTERS COOS BAY, LTD.
QUALICENTERS EUGENE-SPRINGFIELD LTD.
QUALICENTERS INLAND NORTHWEST LLC
QUALICENTERS PUEBLO, LLC
QUALICENTERS SALEM, LLC
QUALICENTERS SIOUX CITY LLC
RCG BLOOMINGTON, LLC
RCG EAST TEXAS, LLP
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PENSACOLA, LLC
RCG ROBSTOWN, LLP
RCG UNIVERSITY DIVISION, IN.
RCG WEST HEALTH SUPPLY, L.C
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE ROCKIES, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TERRE HAUTE, LLC
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TOLEDO, LLC
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL CARE GROUP-HARLINGEN, L.P.
RENAL SOLUTIONS, INC.

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RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
ROSS DIALYSIS — ENGLEWOOD, LLC
S.A.K.D.C., INC.
SAINT LOUIS RENAL CARE, LLC
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SORB TECHNOLOGY, INC.
SPECTRA DIAGNOSTICS, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
SSKG, INC.
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TAPPAHANNOCK DIALYSIS CENTER, INC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
U.S. VASCULAR ACCESS HOLDINGS, LLC
WARRENTON DIALYSIS FACILITY, INC.
WEST END DIALYSIS CENTER, INC.
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

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EXHIBIT V
FORM OF
REAFFIRMATION OF PARENT AGREEMENT
August 9, 2011

WestLB, AG, New York Branch, as Administrative Agent and Agent 7 World Trade Center 250 Greenwich Street New York, NY 10007	Barclays Bank PLC as Administrative Agent 745 7th Avenue, 16 Floor New York, NY, 10019

Credit Agricole Corporate and Investment Bank, New York, as Administrative Agent 1301 Avenue of the Americas New York, New York 10019	Royal Bank of Canada as Administrative Agent 1 Liberty Plaza, 5th Floor New York, New York 10006

The Bank of Nova Scotia as Administrative Agent 711 Louisiana, Suite 1400 Houston, Texas 77002
Each of the undersigned, Fresenius Medical Care AG & Co. KGaA and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 3, dated as of August 9, 2011 (the “TAA Amendment”) with respect to the Fifth Amended and Restated Transfer and Administration Agreement, dated as of November 17, 2009, in each case among NMC Funding Corporation, National Medical Care, Inc., the entities parties thereto as “Conduit Investors”, the financial institutions parties thereto as “Bank Investors”, the financial institutions parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”, together with the other instruments, documents and agreements referenced in Section 2 of the TAA Amendment (collectively, the “Amendment Documents”), (iii) reaffirms all of its obligations under that certain Amended and Restated Parent Agreement dated as of October 16, 2008 made by the undersigned (as amended or otherwise modified from time to time, the “Parent Agreement”), and (iv) acknowledges and agrees that, after giving effect to the TAA Amendment and the other Amendment Documents, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

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FRESENIUS	MEDICAL CARE HOLDINGS, INC.	FRESENIUS MEDICAL CARE AG
& Co. KGaA
represented by
Fresenius Medical Care Management AG
(General Partner)

By: Name:	/s/ Mark Fawcett Mark Fawcett	By: Name:	/s/ Dr. Ben Lipps Dr. Ben Lipps
Title:	Vice President &Asst. Treasurer	Title:	Member of the Management Board CEO

		By: Name:	/s/ Dr. Rainer Runte Dr. Rainer Runte
		Title:	Member of the Management Board CAO

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